SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 12, 2011 (September 9, 2011)

DYNEGY INC.

DYNEGY HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33443 000-29311	20-5653152 94-3248415

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On September 9, 2011, Sithe/Independence Funding Corporation (“Sithe”), a wholly-owned indirect subsidiary of Dynegy Inc. (“Dynegy”), upon receipt of the requisite consents to adopt proposed amendments to the Trust Indenture dated as of January 1, 1993, by and among Sithe, Sithe/Independence Power Partners, L.P. (the “Partnership”) and Wilmington Trust, National Association (as successor in interest to IBJ Schroder Bank & Trust Company), as trustee (the “Trustee”), and as amended and supplemented by a First Supplemental Indenture dated as of January 1, 1993 and a Second Supplemental Indenture dated as of October 23, 2001 (as so amended, the “Indenture”), which governs Sithe’s 9% Secured Bonds due 2013 (the “Bonds”), entered into a third supplemental indenture to the Indenture (the “Third Supplemental Indenture”) with the Partnership and the Trustee.  The Third Supplemental Indenture gives effect to the proposed amendments to the Indenture, which (i) eliminate certain of the restrictive covenants, certain events of default applicable to the Bonds and certain other provisions contained in the Indenture and (ii) amend the Indenture’s satisfaction and discharge provisions.

The foregoing is intended only to be a summary of the Third Supplemental Indenture and is qualified in its entirety by the Third Supplemental Indenture as executed on September 9, 2011, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 3.03                      Material Modifications to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 3.03 by reference.

Item 7.01                      Regulation FD Disclosure.

On September 9, 2011, Dynegy, on behalf of Sithe, announced the early results of the previously announced cash tender offer and consent solicitation for Sithe’s Bonds. A press release relating to the early results of the tender offer and consent solicitation and matters disclosed in Item 1.01 of this Current Report on Form 8-K is being furnished as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filings.  In addition, this Form 8-K and the press release contain statements intended as “forward-looking statements,” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document

4.1	Third Supplemental Indenture, dated as of September 9, 2011.
99.1	Press release announcing early results of the Sithe/Independence Funding Corporation tender offer and consent solicitation dated September 9, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: September 12, 2011	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Executive Vice President and General Counsel

DYNEGY HOLDINGS, LLC
(Registrant)

Dated: September 12, 2011	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

4.1	Third Supplemental Indenture, dated as of September 9, 2011.
99.1	Press release announcing early results of the Sithe/Independence Funding Corporation tender offer and consent solicitation dated September 9, 2011.